SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 12, 2002
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired an interest in Oakview Terrace Townhomes Limited Partnership ("Oakview" or the "local limited partnership"). Oakview owns the Oakview Terrace Townhomes in North Beach, Minnesota.

         The following tables contain information concerning the local limited partnership and property identified herein:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
OAKVIEW       Oakview       North        May 2003     $2,558,000   18 2BR Units  $301-$660   $727,914     $1,583,130
              Terrace       Branch                                 6 3BR Units   $750        MHFA (3)
              Townhomes     (Chisago
                            County),                                                         $472,940
              6 buildings   Minnesota                                                        MHFA (4)
              (2)
                                                                                             $248,672
                                                                                             GMHF (5)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service. See the discussion under "The Low Income Housing Tax Credit - Utilization of the Low Income Housing Tax Credit" in the prospectus.

2.   This is a multi-family property.

3. Minnesota Housing Finance Agency HUD Risk Sharing Program will provide the first mortgage loan for a term of 30 years at an interest rate of 6.2%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

4. Minnesota Housing Finance Agency Minnesota Families Affordable Rental Investment Fund Program will provide the second mortgage loan for a term of 30 years at an interest rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

5. Greater Minnesota Housing Fund will provide the third mortgage loan for a term of 30 years at an interest rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

North Branch (Oakview): North Branch is in Chisago County, Minnesota on Interstate Highway 35 approximately 45 miles northeast of Minneapolis/St. Paul. The population is approximately 4,000. The major employers for North Branch residents are North Branch Schools, Green Acres Country Care Center and Branch Manufacturing Company.

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER      MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
OAKVIEW         Curtis G.    CEPCO (8)    $330,000       Series 9:       99.98/.01/.01        $1,108,080
                Carlson Co.,                             Greater of      24.99/.01/75
                Inc. (7)                                 $1,000 or 10%
                                                         LGP: 70% of
                M.F. Carlson                             the balance
                Co., Inc.                                The balance:
                (8)                                      24.99/.01/75

                Robert B.
                Carlson (9)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partners of each local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of
     (i) Series 9, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partners.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 9, and (ii) WNC Housing, L.P., and (iii) the local general partners. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

6. Series 9 will make its capital contributions to the local limited partnership in stages, with each contribution due when certain conditions regarding construction or operations of the apartment complex have been fulfilled. Series 9 has negotiated adjuster provisions providing for a reduction in the capital contributions in the event the tax credits are less than originally anticipated. See "Investment Policies" and "Terms of the Local Limited Partnership Agreements" under "Investment Objectives and Policies" in the prospectus.

7. The local general partners are Curtis G. Carlson Co., Inc., M.F. Carlson Co., Inc. and Robert B. Carlson. The Carlsons collectively have 15 years of experience in developing affordable housing and have developed more than 450 multi-family units. The guarantors of the project are Mark F. Carlson (age 52), Curtis G. Carlson (age 47) and Robert B. Carlson (age 43) (brothers). They have represented to Series 9 that, as of March 2002, they had a net worth in excess of $2,850,000.

8. CEPCO is a Minnesota corporation which was formed in 1968. CEPCO has more than 823 units of affordable multi-family housing under management. The president of CEPCO is Curtis G. Carlson, who is a guarantor of the project.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Second Amended and Restated Agreement of Limited Partnership of Oakview Terrace Townhomes Limited Partnership

         10.2 First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Oakview Terrace Townhomes Limited Partnership

         -----------------
         * To be filed upon availability.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: August 21, 2002            By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Second Amended and Restated Agreement of Limited Partnership of Oakview Terrace Townhomes Limited Partnership

     10.2 First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Oakview Terrace Townhomes Limited Partnership